GE FUNDS
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                        SUPPLEMENT DATED MARCH 23, 1998
                       TO PROSPECTUS DATED JANUARY 28, 1998


The following amends and restates footnote + on page 47 of the Prospectus:

        For purchases in excess of $1 million, the Distributor will pay a concession of 1.00% of any amounts under $5 million, .50% of the next $45 million and .25% thereafter, to the selling dealer.

The table entitled "GE Tax-Exempt Fund, GE Government Securities Fund and
GE Fixed Income Fund" set forth on page 47 of the Prospectus is hereby amended by removing footnote ++ and inserting footnote + in the column entitled "Maximum Dealers' Reallowance*, As a Percentage of Offering Price" and the row entitled "$1,000,000 or more."

The table entitled "GE Short-Term Government Fund" set forth on page 47 of the Prospectus is hereby amended by removing footnote ++ and inserting footnote + in the column entitled "Maximum Dealers' Reallowance*, As a Percentage of Offering Price" and the row entitled "$1,000,000 or more."

The following supersedes the corresponding information set forth in sub-section
(7) of the first paragraph on page 48 of the Prospectus:

        (7) all purchases resulting from offerings made to selected customers of certain subsidiaries and divisions of GE and to employees (and their family members) of certain vendors of GE's employee retirement plan, including any subsequent purchases by persons who invest through such offerings, provided that any such person maintains an account with the Trust in its, his or her name at the time of the subsequent purchase and the investment is made in that name, or as custodian for a minor or in an IRA for the customer,


                                                                      GEF PRO-36